INVESTOR PRESENTATION September 2020

Forward-looking Statements & Non-GAAP Financial Information Forward-Looking Language This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, our revenue and Adjusted EBITDA guidance for the second quarter, statements we make regarding our ability to improve our competitive positioning and improvement of our business momentum and business health over time once the industry begins to recover. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the effect of the COVID-19 pandemic on our business and the success of any measures we have taken or may take in the future in response thereto; and the risks described in the Company’s filings with the Securities and Exchange Commission, including the Company’s reports on Form 10-K and Form 10-Q. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement that may be made from time to time, whether written or oral, whether as a result of new information, future developments or otherwise.   Use of Non-GAAP Financial Information To supplement the unaudited consolidated financial statements presented in accordance with U.S. GAAP in this press release, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include EBITDA, Adjusted EBITDA, adjusted net income, adjusted basic earnings per share, adjusted diluted earnings per share and free cash flow. Management believes that such information can enhance investors’ understanding of the Company’s ongoing operations.

End to End Software Solutions Provider Exclusively Hospitality Provide Mission Critical Solutions Products With Global Reach Agilysys Overview Reservations Guest Value Staff Mobility Guest Contactless Connected- ness Guest Self-service Kitchen Operations Payment Analytics Optimization SaaS Platform $152.2M Total Revenue 55% Recurring Revenue as a % of Total Revenue 37% Subscription Revenue as a % of Recurring Revenue 20% Subscription Revenue Growth Rate Note: All data is as of the trailing twelve months ended June 30, 2020.

Pure Hospitality Hospitality is all We Do Because our Business is 100% Focused on this Industry End to End Comprehensive Solutions Agilysys has the Broadest Software Offerings with the Deepest Functionality in the Market Obsessively Customer Centric We are Obsessive About Putting our Customers at the Center of Everything We Do What Sets Agilysys Apart

OBSESSIVELY CUSTOMER CENTRIC IN EVERY MARKET WE SERVE ENGINEERING DRIVEN COMPANY Go To Market Strategy >95% Customer Retention Annually R&D Team Strength** Jan 2017 – 230 Mar 2019 – 500 Sep 2020 – 750 ~5% Pre-COVID Increase in YOY International Bookings *Note: All data is as of the trailing twelve months ended June 30, 2020. **R&D strength numbers represent approximate headcount.

Strategic Product Vision We Are in the Business of Providing A Fully Integrated Suite of Software Solutions to Enterprise Food & Beverage and Lodging Operators in the Hospitality Space that Enable Memorable Experiences Across All Channels of Guest Engagement

Search & Discovery Back of House Marketing Analytics & CRM Reviews & Reputation Management Payment Booking Arrival Loyalty & Rewards Maintenance Concierge Housekeeping Activities Golf Activities Spa PMS Ecosystem Interface With Current Solutions

We Serve Leading Hospitality Brands

We Provide Industry Leading Hospitality Solutions Lodging Solutions ~275k rooms at 06/30/20 +1% since 06/30/19 Food and Beverage Solutions ~64k end points at 06/30/20 +16% since 06/30/19 61% of Revenue 26% of Revenue 11% of Revenue INVENTORY & PROCUREMENT 2% of Revenue DOCUMENT MANAGEMENT PROPERTY MANAGEMENT Note: Revenue contribution figures represent percentage for the trailing twelve months ended June 30, 2020 and include an allocation of revenue amounts to our 4 core product groupings. POINT-OF-SALE Region 91% of Revenue North America 9% of Revenue APAC Plus EMEA Allocation of Total Revenue

Agilysys ARR ~ $84.1M* *Trailing twelve months ended June 30, 2020. Hospitality Market

Achievements Under New Management Team Revenue Growth Focus on Profitability Expand Product Capabilities 9 Quarters of Sequential Revenue Growth Pre-COVID COVID impact more than 37% better than expected $3.4M Near record Q1 FY21 Adjusted EBITDA Tripled R&D Team Strength 2% Increase in Operating Cash YOY Q1 FY21 8.6% Q1 FY21 SaaS Revenue Growth 6% YOY Increase in Adjusted EBITDA Fully Captive IDC New sales at 60% of pre-COVID amounts Cash Flow Positive in FY21 10 New Software Modules $74.6M Cash as of Q1 FY21 Continuing to Improve

Chennai India Development Center Currently Expanding Capacity To: 100,000 Square Feet 1,000 Employee Capacity Approximately 95% of Current Employees are Technical Staff Team is experienced with the products and are familiar with everything Agilysys

FINANCIAL OVERVIEW

Evolving Business, Evolving P&L Financial Metrics and Valuation* Share Price (09/16/20) $26.23 Diluted Shares Outstanding 23.4M Diluted Market Capitalization $618.8M Cash (as of 06/30/20) $74.6M Debt (as of 06/30/20) $14.5M Enterprise Value $361.6M Revenue $152.2M Gross Profit $79.5M Adjusted EBITDA^ $13.2M Earnings per Share ($1.41) EV/Revenue 2.4x EV/Gross Profit 4.5x Business Metrics (as of 06/30/20) Direct POS End Points Managed Y/Y Growth ~64k 16% Direct Hotel Rooms Managed Y/Y Growth ~275k 1% Recurring Revenue* As % of Total Revenue 55% Subscription Revenue* As % of Recurring Revenue 37% Services Revenue* As % of Total Revenue 19% Subscription Revenue Growth Y/Y* 20% rGuest as % of Total Revenue* 10% New Customer Count* 59 ^Non-GAAP measure, see reconciliation on slide 26. *Trailing twelve months ended June 30, 2020.

Consolidated Balance Sheet (in thousands) March 31, 2020 June 30, 2020 Cash, Cash Equivalents and Marketable Securities $46,653 $74,604 Other Current Assets 46,755 42,338 Long-Term Assets 61,154 59,161 Total Assets $154,562 $176,103 Current Liabilities $69,423 $56,054 Other Liabilities 13,382 48,699 Total Liabilities 82,805 104,753 Shareholders’ Equity 71,757 71,350 Total Liabilities and Shareholders’ Equity $154,562 $176,103 Strong Balance Sheet

All numbers in thousands. Revenue - Quarterly Fiscal Year is From 4/1-3/31 COVID-19 Pandemic March 2020 – Q1 FY21

Historical Financial Results $23.7M software impairment All numbers in thousands. ^ Non-GAAP measure, see reconciliation on slide 26. *Trailing twelve months ended June 30, 2020.

Profitability Metrics - Quarterly All numbers in thousands. ^ Non-GAAP measure, see reconciliation on slide 27. No Software Capitalization from Q2 FY19 onwards Average of $2.5M in capitalized software development costs per quarter from Q1’17 to Q1’19. Fiscal Year is From 4/1-3/31

APPENDIX

Senior Management Leading New Growth Vision

TECHNOLOGY | INNOVATION | SOLUTIONS



RAMESH SRINIVASAN - ***President and Chief Executive Officer***
Ramesh is an accomplished CEO with leadership and turnaround success across multiple industries resulting in rapid and sustainable long-term growth and significant increases in shareholder value.



Dave Wood - ***Chief Financial Officer***
Dave is an experienced financial and strategic leader who joined Agilysys in 2011 as controller of the Hospitality Solutions Group. Dave brings with him extensive experience in financial initiatives and strategic development with software and SaaS companies.



PRABUDDHA BISWAS - ***Chief Technology Officer***
Prabuddha brings over 30 years of successful software development and innovative technology leadership to Agilysys, where his responsibilities include leadership and oversight of the Company's technology vision.



DON DEMARINIS - ***Senior Vice President Sales, Americas***
Don brings extensive industry experience and success at Oracle and Micros selling hospitality technology and services to global clients across markets where he led sales increases of up to 30% per annum.

Agilysys

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SRIDHAR LAVETI - Vice President of Established Products and Customer Support Sridhar leads the product engineering and management teams for established Agilysys products and oversees customer support. He brings 25+ years of technology and management leadership across multiple industries. KYLE BADGER - Senior Vice President, General Counsel and Secretary Kyle leads the global legal and human resources teams and brings over 22 years of legal experience representing public and private companies in general corporate matters. PRAKASH BHAT - Vice President and Managing Director (India) Prakash brings 30+ years of experience in technology and management with an impressive track record of building new companies to create a strong market presence for established organizations in new locations. ANDREW COX - Managing Director (Asia Pacific) Andrew has 20+ years of experience, including significant experience with hospitality software companies, working in the Asia Pacific region bringing an extensive background in developing and executing go-to-market strategies which deliver profitable and sustainable growth. Senior Management Leading New Growth Vision

JAMES SLATTER - Managing Director (EMEA) Based in the UK for 16 years, James has extensive experience working in the hospitality industry, satisfying the software needs of enterprise clients, and helping US based companies expand their international footprint. ROB JACKS – Chief Information Officer Rob was promoted to CIO in December 2018 and is responsible for advancing Agilysys’ internal systems and information technology processes. Rob has a reputation as a transformational executive who can deploy complex solutions with a measurable ROI. JEBA KINGSLEY - Vice President of Professional Services Jeba was hired as Vice President of Professional Services in December 2018. Jeba has more than 20 years of experience leading revenue-generating global client services organizations. Senior Management Leading New Growth Vision

Non-GAAP Reconciliation

Non-GAAP Reconciliation

Cash Flow

Principal Location Country with Installation Reseller Santa Barbara, CA Seattle, WA Las Vegas, NV Alpharetta, GA Windsor, UK Hong Kong Manila, Philippines Singapore Kuala Lumpur, Malaysia Chennai, India Agilysys Corporate Headquarters Alpharetta, Georgia Agilysys US Offices Las Vegas, Nevada Santa Barbara, California Bellevue, Washington Agilysys EMEA Office United Kingdom Agilysys APAC Offices Hong Kong Malaysia Philippines Singapore China Agilysys Demonstration Centers Las Vegas, Nevada India Development Center Chennai, India Shenzhen, China Agilysys Global Footprint

Contact: Jessica Hennessy Sr. Manager Corporate Strategy and Investor Relations (770) 810-6116 InvestorRelations@agilysys.com